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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       August 20, 2004
                                                  -----------------------------

                        CIT Equipment Collateral 2004-VT1
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              Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


              333-53688-03                      83-0388773
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        (Commission File Number)     (IRS Employer Identification No.)

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:      (973) 740-5000
                                                    ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)





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Item 8.01.  Other Events.

          On August 20, 2004, JPMorgan Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT Equipment Collateral 2004-VT1, Class A-1 1.12% Receivables-Backed Notes, Class A-2 1.54% Receivable-Backed Notes, Class A-3 2.20% Receivable-Backed Notes, Class A-4 2.70% Receivable Backed Notes, Class B 1.96% Receivable-Backed Notes, Class C 2.10% Receivable-Backed Notes and Class D 2.83% Receivables Backed Notes.


Item 9.01.  Financial Statements and Exhibits.

          (c) Exhibits.

              The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

            Exhibit No.                Description
            -----------                -----------
            20                         Monthly Report delivered by
                                       the Trustees to Securityholders
                                       in connection with distributions
                                       on August 20, 2004

            99                         Certificate of Servicing Officer


SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CIT FINANCIAL USA, INC.,
                                                     as Servicer


                                                     William G. Delaney
                                                     --------------------------
                                                     Name:  William G. Delaney
                                                     Title: Vice President

Dated: August 23, 2004





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                                INDEX TO EXHIBITS


Exhibit No.                         Description
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20                                  Monthly Report with respect to the
                                    August 20, 2004 distribution.

99                                  Certificate of Servicing Officer